Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
December 31, 2020

Fourth Quarter 2020

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to businesses that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of the Company’s tenants, particularly retail, and the Observatory recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments, including such tenants’ ability to pay rent following the termination of temporary governmental assistance and benefits programs, (d) government moratoriums and/or limits (including temporary closure of certain court systems) which directly or indirectly abridge the enforcement of lease obligations and related guarantees, (e) the potential impact on the Company’s human capital management, including restrained productivity associated with work-from-home and risks associated with employees returning to the office, (f) international and national disruption of travel and tourism with a resulting decline in Observatory visitors, and (g) macroeconomic conditions, such as a disruption of, or lack of access to, the capital markets, and general volatility adversely impacting the market price of the Company’s Class A common stock and publicly-traded partnership units of the Operating Partnership; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space, including as a result of the COVID-19 pandemic; (iv) changes in our business strategy; (v) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or non-renewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; and (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters.

For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this press release, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Fourth Quarter 2020

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of Audit Committee and Finance Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director
James D. Robinson IV	Director, Chair of Nominating/Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Goldman Sachs	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Fourth Quarter 2020
Financial Highlights
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Revenue	$151,399		$146,575		$141,030		$170,224		$194,933
Net income (loss)	$710		$(12,269)		$(19,618)		$8,288		$28,720
Cash net operating income (1)	$82,079		$73,037		$78,368		$81,528		$103,992
Core funds from operations (“Core FFO”) (1)	$47,308		$34,896		$39,498		$53,712		$74,935
Core funds available for distribution (“Core FAD”) (1)	$41,267		$24,083		$37,786		$37,738		$41,903
Core FFO per share - diluted	$0.17		$0.12		$0.14		$0.18		$0.25
Diluted weighted average shares	278,471,000		280,940,000		283,384,000		292,645,000		296,852,000
Dividends declared and paid per share	$—		$—		$0.105		$0.105		$0.105

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,135,330		10,136,793		10,132,492		10,135,413		10,138,057
Percent occupied (2)	85.9%		85.9%		85.6%		88.7%		88.6%
Percent leased (3)	88.7%		89.7%		89.6%		91.1%		91.2%

Observatory Metrics:
Number of visitors (4)	55,000		30,000		—		422,000		894,000
Change in visitors year over year	(93.8%)		(97.1%)		N/A		(29.8%)		(5.5%)
Observatory revenues (5)	$5,008		$4,419		$86		$19,544		$37,730
Change in revenues year over year	(86.7%)		(88.2%)		N/A		(5.0%)		9.2%

Ratios:
Debt to Total Market Capitalization (6)	43.9%		51.6%		54.3%		47.8%		28.2%
Net Debt to Total Market Capitalization (6)	37.2%		46.3%		43.7%		35.5%		25.2%
Debt and Perpetual Preferred Units to Total Market Capitalization (6)	45.7%		53.9%		56.2%		49.5%		29.7%
Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	39.2%		48.9%		46.1%		37.6%		26.8%
Debt to Adjusted EBITDA (7)	8.4	x	6.9	x	7.9	x	7.3	x	4.8	x
Net Debt to Adjusted EBITDA (7)	6.3	x	5.6	x	5.2	x	4.4	x	4.1	x
Interest Coverage Ratio	3.7	x	2.9	x	2.6	x	4.3	x	5.0	x
Core FFO Payout Ratio (8)	0%		0%		83%		61%		43%
Core FAD Payout Ratio (9)	0%		0%		86%		87%		76%

Class A common stock price at quarter end	$9.32		$6.12		$7.00		$8.96		$13.96
Average closing price	$7.89		$6.49		$7.72		$12.24		$14.04
Dividends per share - annualized	$—		$—		$0.42		$0.42		$0.42
Dividend yield (10)	0.0%		0.0%		6.0%		4.7%		3.0%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038		4,664,038		4,664,038		4,664,038		4,610,383
Class A common stock	170,555,274		171,981,257		172,332,358		176,112,860		180,877,597
Class B common stock	1,010,130		1,010,832		1,014,221		1,015,149		1,016,799
Operating partnership units	113,713,319		115,383,860		117,475,995		120,548,216		117,757,653

Total common stock and operating partnership units outstanding (11)	285,278,723		288,375,949		290,822,574		297,676,225		299,652,049

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2020 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2020; (ii) the number of Series 2014 perpetual preferred units at December 31, 2020 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at December 31, 2020 multiplied by $13.52, and (iv) our outstanding indebtedness as of December 31, 2020.

(7)	Calculated based on trailing 12 months Adjusted EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on December 31, 2020.
(11)

As of December 31, 2020, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 60.6 million shares or approximately $478 million at a closing share price of $7.89. This represents a 74% increase in the number of Class A shares since the IPO.

Fourth Quarter 2020
Property Summary - Same Store Net Operating Income (“NOI”) by Quarter
(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Same Store Total Portfolio
Revenues	$138,255	$140,698	$139,610	$150,123	$155,664
Operating expenses	(65,313)	(67,363)	(61,661)	(73,053)	(76,051)

Same store property NOI	72,942	73,335	77,949	77,070	79,613
Straight-line rent	640	(395)	2,710	(8,193)	(6,276)
Above/below-market rent revenue amortization	(674)	(679)	(1,366)	(908)	(1,530)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	$74,866	$74,218	$81,251	$69,927	$73,765

Percent increase over prior year	1.5%	9.3%	18.0%	4.8%	6.9%

Property cash NOI	$74,866	$74,218	$81,251	$69,927	$73,765
Observatory cash NOI	(628)	(1,512)	(3,916)	11,390	28,987
Lease termination fees	7,841	331	1,033	211	1,240

Total portfolio same store cash NOI	$82,079	$73,037	$78,368	$81,528	$103,992

Same Store Manhattan Office Portfolio (1)
Revenues	$119,191	$121,348	$119,445	$128,909	$132,672
Operating expenses	(55,618)	(57,642)	(52,619)	(62,670)	(65,509)

Same store property NOI	63,573	63,706	66,826	66,239	67,163
Straight-line rent	522	(380)	1,774	(8,338)	(6,705)
Above/below-market rent revenue amortization	(674)	(679)	(1,366)	(908)	(1,530)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	65,379	64,604	69,192	58,951	60,886
Lease termination fees	7,834	282	863	159	995

Total same store property cash NOI	$73,213	$64,886	$70,055	$59,110	$61,881

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$15,623	$15,930	$16,529	$16,915	$18,771
Operating expenses	(7,747)	(7,870)	(7,230)	(8,479)	(8,663)

Same store property NOI	7,876	8,060	9,299	8,436	10,108
Straight-line rent	198	23	331	12	285
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	8,074	8,083	9,630	8,448	10,393
Lease termination fees	7	49	170	52	245

Total same store property cash NOI	$8,081	$8,132	$9,800	$8,500	$10,638

Same Store Standalone Retail Portfolio
Revenues	$3,441	$3,420	$3,636	$4,299	$4,221
Operating expenses	(1,948)	(1,851)	(1,812)	(1,904)	(1,879)

Same store property NOI	1,493	1,569	1,824	2,395	2,342
Straight-line rent	(80)	(38)	605	133	144
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	1,413	1,531	2,429	2,528	2,486
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$1,413	$1,531	$2,429	$2,528	$2,486

Note:

(1)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Fourth Quarter 2020
Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced
(unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to NOI and Cash NOI	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss)	$710	$(12,269)	$(19,618)	$8,288	$28,720
Add:
General and administrative expenses	13,627	14,517	18,149	15,951	16,618
Depreciation and amortization	47,397	44,733	52,783	46,093	46,409
Interest expense	23,001	23,360	23,928	19,704	18,534
Income tax expense (benefit)	(4,177)	38	(2,450)	(382)	1,210
Impairment charges	—	1,259	4,101	—	—
IPO litigation expense	—	1,165	—	—	—
Less:
Third-party management and other fees	(295)	(283)	(301)	(346)	(299)
Interest income	(108)	(366)	(1,526)	(637)	(1,352)

Net operating income	80,155	72,154	75,066	88,671	109,840
Straight-line rent	640	(395)	2,710	(8,193)	(6,276)
Above/below-market rent revenue amortization	(674)	(679)	(1,366)	(908)	(1,530)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total cash NOI - including Observatory and lease termination income	82,079	73,037	78,368	81,528	103,992
Less: Observatory NOI	628	1,512	3,916	(11,390)	(28,987)
Less: Lease termination income	(7,841)	(331)	(1,033)	(211)	(1,240)

Total property cash NOI - excluding Observatory and lease termination income	$74,866	$74,218	$81,251	$69,927	$73,765

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio	Revenue	2021	2022	2023	2024
Commenced leases in free rent period	$13,989	$7,234	$13,906	$13,989	$13,989
Signed leases not commenced	20,750	2,512	11,367	17,540	19,259

Total	$34,739	$9,746	$25,273	$31,529	$33,248

Commenced leases in free rent period

			Incremental Annual Revenue
	Square Feet	Cash Rent Date		Base Cash Rent Contributing to Cash NOI in the Following Years
				2021		2022	2023	2024
First quarter 2021 - 18 leases	95,065	Jan. 2021 - Mar. 2021	$4,602	$4,014	(1)	$4,602	$4,602	$4,602
Second quarter 2021 - 8 leases	59,714	Apr. 2021 - June 2021	3,972	2,091		3,972	3,972	3,972
Third quarter 2021 - 5 leases	286,110	Jul. 2021 - Sept. 2021	1,235	495		1,235	1,235	1,235
Fourth quarter 2021 - 4 leases	83,809	Oct. 2021 - Dec. 2021	3,912	634		3,912	3,912	3,912
First quarter 2022 - 1 lease	6,851	Jan. 2022 - Mar. 2022	62	—		47	62	62
Second quarter 2022 - 1 lease	3,920	Apr. 2022 - June 2022	206	—		138	206	206

			$13,989	$7,234		$13,906	$13,989	$13,989

Signed leases not commenced (“SLNC”)

		Expected Base Rent		Incremental
	Square	Commencement		Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2021	2022	2023	2024
Berkley Insurance Company	63,173	June 2021	Apr. 2023	$2,870	$—	$—	$2,143	$2,870
Clearview Healthcare Partners, LLC	39,067	Jul. 2021	Oct. 2022	140	—	28	140	140
Sanne Group U.S. LLC	20,865	Jul. 2021	Jul. 2021	1,380	670	1,380	1,380	1,380
Transit Wireless, LLC	32,499	Sept. 2021	Sept. 2022	1,950	—	645	1,950	1,950
Dime Community Bank	19,401	Oct. 2021	June 2022	1,040	—	606	1,040	1,040
Starbucks Corporation	22,916	Feb. 2022	Feb. 2022	900	—	820	900	900
LinkedIn Corporation:
LinkedIn Corporation	52,666	Nov. 2021	Nov. 2021	3,840	630	3,840	3,840	3,840
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	—	1,908	3,840	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	670	—	—	167	670
Target	32,579	June 2024	Oct. 2024	1,980	—	—	—	489
Other SLNC	27,613	Jan. 2021 - June 2021	Apr. 2021 - Dec. 2021	2,140	1,212	2,140	2,140	2,140

Total	393,636			$20,750	$2,512	$11,367	$17,540	$19,259

Notes:

(1)	As an example, the 2021 amount represents cash revenue contributing from the cash rent commencement date of January 2021 through December 2021. The full annual amount is realized in 2022.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

Fourth Quarter 2020
Property Summary - Leasing Activity by Quarter
(unaudited)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total Portfolio
Total leases executed	33	18	19	35	47
Weighted average lease term	7.7 years	8.1 years	4.7 years	6.8 years	8.6 years
Average free rent period	7.6 months	5.9 months	2.7 months	4.1 months	5.3 months
Office
Total square footage executed	395,035	242,323	99,229	117,481	313,027
Average cash rent psf - leases executed	$52.52	$50.98	$52.82	$57.29	$59.74
Previously escalated cash rents psf	$55.53	$53.74	$51.40	$52.43	$54.02
Percentage of new cash rent over previously escalated rents	(5.4%)	(5.1%)	2.8%	9.3%	10.6%
Retail
Total square footage executed	18,321	5,126	14,202	31,662	32,579
Average cash rent psf - leases executed	$132.75	$53.68	$145.58	$101.03	$122.78
Previously escalated cash rents psf	$234.27	$55.15	$158.58	$108.81	$60.79
Percentage of new cash rent over previously escalated rents	(43.3%)	(2.7%)	(8.2%)	(7.1%)	102.0%
Total Portfolio
Total square footage executed	413,356	247,449	113,431	149,143	345,606
Average cash rent psf - leases executed	$56.08	$51.04	$64.43	$66.58	$65.68
Previously escalated cash rents psf	$63.45	$53.77	$64.82	$64.40	$54.66
Percentage of new cash rent over previously escalated rents	(11.6%)	(5.1%)	(0.6%)	3.4%	20.2%
Leasing commission costs per square foot	$14.17	$7.31	$13.52	$20.19	$19.84
Tenant improvement costs per square foot	30.58	41.78	21.68	100.79	55.65

Total LC and TI per square foot (2)	$44.75	$49.09	$35.20	$120.98	$75.49

Occupancy	85.9%	85.9%	85.6%	88.7%	88.6%
Manhattan Office Portfolio (1)
Total leases executed	25	9	13	26	36
Office - New Leases
Total square footage executed	321,848	130,783	24,859	63,153	170,247
Average cash rent psf - leases executed	$54.00	$51.93	$66.94	$62.78	$64.82
Previously escalated cash rents psf	$57.87	$48.56	$61.55	$52.56	$52.12
Percentage of new cash rent over previously escalated rents	(6.4%)	6.9%	8.7%	19.4%	24.4%
Office - Renewal Leases
Total square footage executed	36,571	6,049	27,123	30,712	54,345
Average cash rent psf - leases executed	$50.80	$50.48	$58.35	$60.20	$66.62
Previously escalated cash rents psf	$48.99	$60.61	$58.39	$60.02	$66.27
Percentage of new cash rent over previously escalated rents	3.7%	(16.7%)	(0.1%)	0.3%	0.5%
Retail - New and Renewal Leases
Total square footage executed	11,394	5,126	10,702	26,432	—
Average cash rent psf - leases executed	$116.92	$53.68	$149.50	$76.73	$—
Previously escalated cash rents psf	$201.69	$55.15	$150.16	$103.75	$—
Percentage of new cash rent over previously escalated rents	(42.0%)	(2.7%)	(0.4%)	(26.0%)	0.0%
Total Manhattan Office Portfolio
Total square footage executed	369,813	141,958	62,684	120,297	224,592
Average cash rent psf - leases executed	$55.62	$51.93	$77.32	$65.19	$65.26
Previously escalated cash rents psf	$61.25	$49.31	$75.31	$65.71	$55.54
Percentage of new cash rent over previously escalated rents	(9.2%)	5.3%	2.7%	-0.8%	17.5%
Leasing commission costs per square foot	$15.20	$3.80	$19.84	$20.57	$19.81
Tenant improvement costs per square foot	32.93	17.36	39.23	107.77	70.39

Total LC and TI per square foot (2)	$48.13	$21.16	$59.07	$128.34	$90.20

Occupancy	87.2%	86.9%	86.8%	89.8%	89.7%

Fourth Quarter 2020
Property Summary - Leasing Activity by Quarter - (Continued)
(unaudited)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Greater New York Metropolitan Area Office Portfolio
Total leases executed	7	9	5	7	10
Total square footage executed	36,616	105,491	47,247	23,616	88,435
Average cash rent psf - leases executed	$41.23	$49.84	$42.21	$38.85	$45.73
Previously escalated cash rents psf	$43.25	$59.77	$42.04	$42.23	$50.15
Percentage of new cash rent over previously escalated rents	(4.7%)	(16.6%)	0.4%	(8.0%)	(8.8%)
Leasing commission costs per square foot	$6.35	$12.02	$5.78	$7.34	$8.00
Tenant improvement costs per square foot	12.61	74.65	—	51.56	26.02

Total LC and TI per square foot (2)	$18.96	$86.67	$5.78	$58.90	$34.02

Occupancy	79.0%	80.1%	79.1%	83.0%	83.0%
Standalone Retail Portfolio
Total leases executed	1	—	1	2	1
Total square footage executed	6,927	—	3,500	5,230	32,579
Average cash rent psf - leases executed	$158.80	$—	$133.59	$223.86	$122.78
Previously escalated cash rents psf	$287.86	$—	$184.31	$134.41	$60.79
Percentage of new cash rent over previously escalated rents	(44.8%)	0.0%	(27.5%)	66.5%	102.0%
Leasing commission costs per square foot	$—	$—	$4.71	$69.53	$52.21
Tenant improvement costs per square foot	—	—	—	162.60	34.47

Total LC and TI per square foot (2)	$—	$—	$4.71	$232.13	$86.68

Occupancy	97.1%	95.2%	95.2%	95.2%	93.7%

Notes:

(1)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Fourth Quarter 2020
Property Detail
(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,714,482	88.5%	$146,164,859	$60.81	156
One Grand Central Place	Grand Central	1,246,992	84.1%	63,066,902	60.13	166
1400 Broadway (7)	Penn Station -Times Sq. South	917,716	86.7%	44,774,783	56.28	23
111 West 33rd Street (8)	Penn Station -Times Sq. South	641,034	97.5%	38,724,599	61.99	23
250 West 57th Street	Columbus Circle -West Side	474,120	80.2%	23,984,301	63.08	35
501 Seventh Avenue	Penn Station -Times Sq. South	461,380	80.2%	18,623,265	50.36	24
1359 Broadway	Penn Station -Times Sq. South	456,386	95.0%	24,615,058	56.77	32
1350 Broadway (9)	Penn Station -Times Sq. South	372,714	83.7%	18,905,825	60.59	55
1333 Broadway	Penn Station -Times Sq. South	295,530	81.9%	13,651,149	56.40	10

Manhattan Office Properties - Office		7,580,354	87.2%	392,510,741	59.38	524
Manhattan Office Properties - Retail
The Empire State Building	Penn Station -Times Sq. South	97,322	48.3%	5,269,902	112.03	10
One Grand Central Place	Grand Central	68,733	100.0%	8,852,409	128.79	14
1400 Broadway (7)	Penn Station -Times Sq. South	20,176	77.2%	1,684,407	108.18	7
112 West 34th Street (8)	Penn Station -Times Sq. South	91,280	100.0%	23,412,972	256.50	4
250 West 57th Street	Columbus Circle -West Side	67,927	100.0%	11,123,351	163.75	8
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	90.6%	2,141,481	70.28	9
1359 Broadway	Penn Station -Times Sq. South	27,506	100.0%	2,070,046	75.26	6
1350 Broadway (9)	Penn Station -Times Sq. South	30,707	73.3%	5,752,423	255.72	4
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,637,653	143.84	4

Manhattan Office Properties - Retail		504,284	86.9%	69,944,644	159.68	66

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,084,638	87.2%	462,455,385	65.61	590

Greater New York Metropolitan Area Office Properties
First Stamford Place (10)	Stamford, CT	776,397	84.1%	29,189,351	44.68	44
Metro Center	Stamford, CT	286,160	67.9%	11,649,017	59.92	19
383 Main Avenue	Norwalk, CT	260,401	56.1%	4,349,131	29.76	22
500 Mamaroneck Avenue	Harrison, NY	287,305	85.1%	7,417,452	30.33	29
10 Bank Street	White Plains, NY	234,941	93.3%	8,038,498	36.67	33

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,845,204	79.0%	60,643,449	41.60	147

Standalone Retail Properties
10 Union Square	Union Square	57,984	94.7%	6,671,112	121.51	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,191,658	74.52	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,634,510	81.38	2
77 West 55th Street	Midtown	25,388	100.0%	2,822,154	111.16	3
69-97 Main Street	Westport, CT	16,874	82.9%	1,520,235	108.63	4
103-107 Main Street	Westport, CT	4,330	100.0%	757,822	175.02	1

Sub-Total/Weighted Average Standalone Retail Properties		205,488	97.1%	19,597,491	98.22	25

Portfolio Total		10,135,330	85.9%	$542,696,325	$ 62.34	762

Total/Weighted Average Office Properties		9,425,558	85.6%	$453,154,190	$56.17	671
Total/Weighted Average Retail Properties		709,772	89.8%	89,542,135	140.45	91

Portfolio Total		10,135,330	85.9%	$542,696,325	$ 62.34	762

Notes:

(1)

Excludes (i) 194,929 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of December 31, 2020.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2020 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 38,912 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years (expiring December 31, 2063).
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years (expiring May 31, 2077).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years (expiring July 31, 2050).
(10)	First Stamford Place consists of three buildings.

Fourth Quarter 2020
Total Portfolio Expirations and Vacates Summary
(unaudited and in square feet)

	Actual	Forecast (1)
	Three Months Ended	Three Months Ended
Total Portfolio (2)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Full Year 2021	Full Year 2022
Total expirations	153,986	181,809	185,605	139,256	208,481	715,151	558,970
Less: broadcasting	(753)	(906)	(1,049)	—	—	(1,955)	(4,281)

Office and retail expirations	153,233	180,903	184,556	139,256	208,481	713,196	554,689

Renewals & relocations (3)	67,065	64,100	21,942	70,194	100,781	257,017	75,933
New leases (4)	5,450	47,481	14,640	3,932	—	66,053	40,883
Vacates (5)	80,718	68,240	132,921	53,743	56,479	311,383	191,756
Unknown (6)	—	1,082	15,053	11,387	51,221	78,743	246,117

Total Portfolio expirations and vacates	153,233	180,903	184,556	139,256	208,481	713,196	554,689

Manhattan Office Portfolio
Total expirations	113,722	134,566	146,143	104,483	133,739	518,931	368,577
Less: broadcasting	(753)	(906)	(1,049)	—	—	(1,955)	(4,281)

Office expirations	112,969	133,660	145,094	104,483	133,739	516,976	364,296

Renewals & relocations (3)	41,521	54,036	18,633	44,108	77,980	194,757	54,974
New leases (4)	5,450	47,481	14,640	3,932	—	66,053	40,883
Vacates (5)	65,998	31,524	102,754	48,125	12,891	195,294	105,672
Unknown (6)	—	619	9,067	8,318	42,868	60,872	162,767

Total expirations and vacates	112,969	133,660	145,094	104,483	133,739	516,976	364,296

Greater New York Metropolitan Area Office Portfolio
Office expirations	30,699	26,450	39,049	28,204	74,742	168,445	142,027

Renewals & relocations (3)	23,873	5,699	2,896	22,586	22,801	53,982	19,288
New leases (4)	—	—	—	—	—	—	—
Vacates (5)	6,826	20,751	30,167	5,618	43,588	100,124	45,267
Unknown (6)	—	—	5,986	—	8,353	14,339	77,472

Total expirations and vacates	30,699	26,450	39,049	28,204	74,742	168,445	142,027

Retail Portfolio
Retail expirations	9,565	20,793	413	6,569	—	27,775	48,366

Renewals & relocations (3)	1,671	4,365	413	3,500	—	8,278	1,671
New leases (4)	—	—	—	—	—	—	—
Vacates (5)	7,894	15,965	—	—	—	15,965	40,817
Unknown (6)	—	463	—	3,069	—	3,532	5,878

Total expirations and vacates	9,565	20,793	413	6,569	—	27,775	48,366

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2021; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.

Fourth Quarter 2020
Tenant Lease Expirations
(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,147,281	11.3%	$—	0.0%	$—
Signed leases not commenced	10	282,429	2.8%	—	0.0%	—
4Q 2020 (4)	17	102,881	1.0%	4,800,242	0.9%	46.66

Total 2020	17	102,881	1.0%	4,800,242	0.9%	46.66
1Q 2021	22	111,546	1.1%	7,636,506	1.4%	68.46
2Q 2021	26	185,605	1.8%	9,829,356	1.8%	52.96
3Q 2021	27	139,256	1.4%	8,916,253	1.6%	64.03
4Q 2021	26	208,481	2.1%	10,619,743	2.0%	50.94

Total 2021	101	644,888	6.4%	37,001,858	6.8%	57.38
2022	109	558,970	5.5%	35,116,241	6.5%	62.82
2023	98	724,997	7.2%	45,328,470	8.4%	62.52
2024	88	824,459	8.1%	50,848,316	9.4%	61.67
2025	80	504,755	5.0%	30,350,589	5.6%	60.13
2026	59	725,725	7.2%	40,522,526	7.5%	55.84
2027	52	576,922	5.7%	34,684,207	6.4%	60.12
2028	36	1,066,098	10.5%	56,874,318	10.5%	53.35
2029	36	884,355	8.7%	63,326,520	11.7%	71.61
2030	33	694,534	6.9%	45,346,326	8.4%	65.29
Thereafter	53	1,397,036	13.7%	98,496,712	17.9%	70.50

Total	772	10,135,330	100.0%	$542,696,325	100.0%	$62.34

Manhattan Office Properties (5)
Available	—	774,895	10.2%	$—	0.0%	$—
Signed leases not commenced	6	195,102	2.6%	—	0.0%	—
4Q 2020 (4)	12	91,610	1.2%	4,210,460	1.1%	45.96

Total 2020	12	91,610	1.2%	4,210,460	1.1%	45.96
1Q 2021	13	75,574	1.0%	4,457,851	1.1%	58.99
2Q 2021	21	146,143	1.9%	8,052,867	2.1%	55.10
3Q 2021	16	104,483	1.4%	6,681,016	1.7%	63.94
4Q 2021	17	132,625	1.7%	7,329,610	1.9%	55.27

Total 2021	67	458,825	6.1%	26,521,344	6.8%	57.80
2022	78	368,577	4.9%	22,264,654	5.7%	60.41
2023	76	529,324	7.0%	32,273,287	8.2%	60.97
2024	64	577,298	7.6%	34,915,973	8.9%	60.48
2025	49	315,414	4.2%	19,987,005	5.1%	63.37
2026	39	506,757	6.7%	29,576,193	7.5%	58.36
2027	39	444,023	5.9%	25,809,443	6.6%	58.13
2028	22	946,217	12.5%	51,063,206	13.0%	53.97
2029	23	629,621	8.3%	37,359,424	9.5%	59.34
2030	19	585,265	7.7%	34,849,320	8.9%	59.54
Thereafter	36	1,157,426	15.1%	73,680,432	18.7%	63.66

Total Manhattan office properties	530	7,580,354	100.0%	$392,510,741	100.0%	$59.38

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of December 31, 2020 and expire on December 31, 2020.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

Fourth Quarter 2020
Tenant Lease Expirations
(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
Greater New York Metropolitan	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Area Office Properties	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	324,345	17.6%	$—	0.0%	$—
Signed leases not commenced	2	63,146	3.4%	—	0.0%	—
4Q 2020 (4)	2	400	0.0%	1,827	0.0%	4.57

Total 2020	2	400	0.0%	1,827	0.0%	4.57
1Q 2021	6	26,348	1.4%	1,120,037	1.8%	42.51
2Q 2021	4	39,049	2.1%	1,747,745	2.9%	44.76
3Q 2021	8	28,204	1.5%	1,214,831	2.0%	43.07
4Q 2021	8	74,742	4.1%	3,212,153	5.3%	42.98

Total 2021	26	168,343	9.1%	7,294,766	12.0%	43.33
2022	23	142,027	7.7%	5,465,506	9.0%	38.48
2023	14	150,370	8.1%	7,016,238	11.6%	46.66
2024	13	214,998	11.7%	9,704,716	16.0%	45.14
2025	27	165,872	9.0%	5,882,977	9.7%	35.47
2026	13	150,557	8.2%	6,581,335	10.9%	43.71
2027	9	83,484	4.5%	3,156,938	5.2%	37.81
2028	9	107,564	5.8%	3,816,282	6.3%	35.48
2029	6	148,939	8.1%	6,133,935	10.1%	41.18
2030	4	36,578	2.0%	1,806,175	3.0%	49.38
Thereafter	1	88,581	4.8%	3,782,754	6.2%	42.70

Total greater New York metropolitan area office properties	149	1,845,204	100.0%	$60,643,449	100.0%	$41.60

Retail Properties
Available	—	48,041	6.8%	$—	0.0%	$—
Signed leases not commenced	2	24,181	3.4%	—	0.0%	—
4Q 2020 (4)	3	10,871	1.5%	587,955	0.7%	54.08

Total 2020	3	10,871	1.5%	587,955	0.7%	54.08
1Q 2021	3	9,624	1.4%	2,058,618	2.3%	213.90
2Q 2021	1	413	0.1%	28,744	0.0%	69.60
3Q 2021	3	6,569	0.9%	1,020,406	1.1%	155.34
4Q 2021	1	1,114	0.2%	77,980	0.1%	70.00

Total 2021	8	17,720	2.5%	3,185,748	3.6%	179.78
2022	8	48,366	6.8%	7,386,081	8.2%	152.71
2023	8	45,303	6.4%	6,038,945	6.7%	133.30
2024	11	32,163	4.5%	6,227,627	7.0%	193.63
2025	4	23,469	3.3%	4,480,607	5.0%	190.92
2026	7	68,411	9.6%	4,364,998	4.9%	63.81
2027	4	49,415	7.0%	5,717,826	6.4%	115.71
2028	5	12,317	1.7%	1,994,830	2.2%	161.96
2029	7	105,795	14.9%	19,833,161	22.1%	187.47
2030	10	72,691	10.2%	8,690,831	9.7%	119.56
Thereafter	16	151,029	21.4%	21,033,526	23.5%	139.27

Total retail properties	93	709,772	100.0%	$89,542,135	100.0%	$140.45

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of December 31, 2020 and expire on December 31, 2020.

Fourth Quarter 2020
Tenant Lease Expirations
(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Empire State Building Office (1)	Expiring (2)	Expiring (3)	Expiring	Rent (4) (5)	Rent	Square Foot
Available	—	205,638	7.6%	$—	0.0%	$—
Signed leases not commenced	1	105,240	3.9%	—	0.0%	—
4Q 2020 (6)	3	2,606	0.1%	82,734	0.1%	31.75

Total 2020	3	2,606	0.1%	82,734	0.1%	31.75
1Q 2021	1	2,488	0.1%	211,830	0.1%	85.14
2Q 2021	14	86,712	3.2%	4,664,587	3.2%	53.79
3Q 2021	3	16,066	0.6%	1,176,181	0.8%	73.21
4Q 2021	4	13,699	0.5%	832,116	0.6%	60.74

Total 2021	22	118,965	4.4%	6,884,714	4.7%	57.87
2022	20	108,263	4.0%	6,885,452	4.7%	63.60
2023	25	112,852	4.2%	7,712,795	5.3%	68.34
2024	18	227,133	8.4%	15,051,203	10.3%	66.27
2025	13	101,439	3.7%	6,600,804	4.5%	65.07
2026	9	122,685	4.5%	7,685,043	5.3%	62.64
2027	9	35,511	1.3%	2,097,113	1.4%	59.06
2028	7	545,722	20.1%	28,854,847	19.7%	52.87
2029	7	282,020	10.4%	17,364,861	11.9%	61.57
2030	5	205,706	7.6%	11,143,086	7.6%	54.17
Thereafter	18	540,702	19.8%	35,802,207	24.5%	66.21

Total Empire State Building office	157	2,714,482	100.0%	$146,164,859	100.0%	$60.81

		Annualized		Percent of
	Annualized	Expense	Annualized	Annualized
Empire State Building Broadcasting Licenses and Leases	Base Rent (7)	Reimbursements	Rent (4)	Rent
4Q 2020 (6)	$131,030	$46,505	$177,535	1.2%

Total 2020	131,030	46,505	177,535	1.2%
1Q 2021	—	—	—	0.0%
2Q 2021	—	50,772	50,772	0.3%
3Q 2021	—	—	—	0.0%
4Q 2021	—	—	—	0.0%

Total 2021	—	50,772	50,772	0.3%
2022	1,719,156	484,731	2,203,887	14.8%
2023	283,668	60,254	343,922	2.3%
2024	66,950	32,455	99,405	0.7%
2025	1,855,080	204,048	2,059,128	13.8%
2026	827,860	91,155	919,015	6.2%
2027	807,668	92,835	900,503	6.0%
2028	254,829	27,350	282,179	1.9%
2029	—	—	—	0.0%
2030	463,507	112,029	575,536	3.9%
Thereafter	6,404,336	910,532	7,314,868	49.0%

Total Empire State Building broadcasting licenses and leases	$12,814,084	$2,112,666	$14,926,750	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of December 31, 2020 and expire on December 31, 2020.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Fourth Quarter 2020
20 Largest Tenants and Portfolio Tenant Diversification by Industry
(unaudited)

			Weighted		Percent of
			Average	Total	Portfolio		Percent of
			Remaining	Occupied	Rentable		Portfolio
		Lease	Lease	Square	Square	Annualized	Annualized
20 Largest Tenants	Property	Expiration (1)	Term(2)	Feet (3)	Feet (4)	Rent (5)	Rent (6)
1. LinkedIn	ESB	Dec. 2036	16.0 years	365,886	3.6%	$22,380,058	4.1%
2. Global Brands Group	ESB, 1333 Broadway	Oct. 2023 - Oct. 2028	6.4 years	353,325	3.5%	19,277,806	3.6%
3. Li & Fung	1359 Broadway, ESB	Jun. 2021 - Oct. 2028	4.8 years	252,899	2.5%	12,785,387	2.4%
4. PVH Corp.	501 Seventh Avenue	Oct. 2028	7.8 years	237,281	2.3%	11,890,257	2.2%
5. Centric Brands Inc.	ESB	Oct. 2028	7.8 years	212,154	2.1%	10,819,854	2.0%
6. Sephora	112 West 34th Street	Jan. 2029	8.1 years	11,334	0.1%	10,483,711	1.9%
7. Coty	ESB	Jan. 2030	9.1 years	156,187	1.5%	8,050,269	1.5%
8. Macy’s	111 West 33rd Street	May 2030	9.4 years	131,117	1.3%	7,902,959	1.5%
9. Urban Outfitters	1333 Broadway	Sept. 2029	8.8 years	56,730	0.6%	7,634,773	1.4%
10. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	13.8 years	124,884	1.2%	7,629,754	1.4%
11. Federal Deposit Insurance Corp.	ESB	Dec. 2024	4.0 years	119,226	1.2%	7,548,953	1.4%
12. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Jul. 2024 - Feb. 2025	3.8 years	128,296	1.3%	7,335,059	1.4%
13. Footlocker	112 West 34th Street	Sept. 2031	10.8 years	34,192	0.3%	6,927,262	1.3%
14. Duane Reade/Walgreen’s	ESB, 1350 B’Way, 250 West 57th	Feb. 2021 - Sept. 2027	3.9 years	47,541	0.5%	6,776,108	1.2%
15. HNTB Corporation	ESB	Feb. 2029	8.2 years	105,143	1.0%	6,686,222	1.2%
16. Legg Mason	First Stamford Place	Sept. 2024	3.8 years	137,583	1.4%	6,409,614	1.2%
17. Fragomen	1400 Broadway	Feb. 2035	14.2 years	107,680	1.1%	5,990,238	1.1%
18. Shutterstock	ESB	Apr. 2029	8.3 years	104,386	1.0%	5,970,510	1.1%
19. ASCAP	250 West 57th Street	Aug. 2034	13.7 years	87,943	0.9%	5,542,143	1.0%
20. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	8.9 years	86,492	0.9%	5,453,341	1.0%

Total				2,860,279	28.3%	$183,494,278	33.9%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2020.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2020
Capital Expenditures and Redevelopment Program and Leasing Opportunity
(unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tenant improvements - first generation	$10,098	$8,599	$4,562	$4,913	$22,479
Tenant improvements - second generation	6,466	12,961	5,243	8,151	12,581
Leasing commissions - first generation	—	—	1,272	4,001	578
Leasing commissions - second generation	6,292	730	2,048	3,347	13,244
Building improvements - first generation	4,436	5,672	358	8,379	14,457
Building improvements - second generation	2,531	5,494	8,075	3,846	6,556
Observatory capital project (1)	—	498	829	1,175	17,574
Development (2)	28	767	525	811	—

Total	$29,851	$34,721	$22,912	$34,623	$87,469

Note:

(1)	Total Observatory capital project spent-to-date was $157.9 million as of December 31, 2020.
(2)	Primarily represents design and engineering costs.

Tenant space redevelopment by square feet (3) (4)

•	Future redevelopment (Empire State Building) - 110,000 square feet

•	Future redevelopment (other Manhattan properties) - 280,000 square feet

•	Redevelopment completed - 7,570,000 square feet

Leasing Opportunity - Inventory of Current Vacant Space as of December 31, 2020 (in square feet)

Total Portfolio vacant space	1,430,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	195,000
Greater New York Office Properties SLNC	63,000
Retail Properties SLNC	25,000
Redeveloped Manhattan Office space	647,000
Greater New York Office Properties space	324,000
Retail Properties space	48,000
Undeveloped Manhattan Office space	47,000
Space held off market	29,000
Other	52,000

Total	1,430,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2020
Observatory Summary
(unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020 (1)	December 31, 2019
Observatory revenue (2)	$29,057	$5,008 (7)	$4,419 (8)	$86	$19,544	$37,730
Observatory expenses	23,723	5,636	5,931	4,002	8,154	8,743

NOI	5,334	(628)	(1,512)	(3,916)	11,390	28,987
Intercompany rent expense (3)	17,827	4,471	(2,233)	4,053	11,536	23,715

NOI after intercompany rent	$(12,493)	$(5,099)	$721	$(7,969)	$(146)	$5,272

Observatory Metrics
Number of visitors (4)		55,000	30,000	—	422,000	894,000
Change in visitors year over year		(93.8%)	(97.1%)	N/A	(29.8%)	(5.5%)
Number of bad weather days during open days (“BWD”) (5)		22	N/A	N/A	15	22
Days closed due to COVID-19		—	19	91	15	—
102nd floor revenue (6)		$349	$129	$—	$1,808	$3,375

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020. The 86th floor Observatory reopened on July 20, 2020 and the 102nd floor Observatory reopened on August 24, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, the fixed license fee was $1,496, $1,180, $0, $1,314 and $1,453, respectively.

(3)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.
(7)	Observatory revenue for the fourth quarter 2020 includes $1.3 million of deferred revenue recognized this quarter related to unused tickets.
(8)	Observatory revenue for the third quarter 2020 includes $2.0 million of deferred revenue recognized this quarter related to unused tickets and earned income from our tour and travel partners.

Annual Observatory Revenues 2016 to 2020

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	The observatory experienced a significant decline in visitors from the second week of March and was closed on March 16, 2020 through July 20, 2020.

Fourth Quarter 2020
Condensed Consolidated Balance Sheets
(unaudited and dollars in thousands)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,966	7,938	9,325	8,800	7,989
Building and improvements	2,924,804	2,925,532	2,914,528	2,913,312	2,900,248

	3,133,966	3,134,666	3,125,049	3,123,308	3,109,433
Less: accumulated depreciation	(941,612)	(927,517)	(911,546)	(886,822)	(862,534)

Commercial real estate properties, net	2,192,354	2,207,149	2,213,503	2,236,486	2,246,899
Cash and cash equivalents	526,714	373,088	872,970	1,008,983	233,946
Restricted cash	41,225	54,865	58,878	36,881	37,651
Tenant and other receivables, net	21,541	25,853	29,800	22,549	25,423
Deferred rent receivables, net	222,508	223,886	226,444	229,154	220,960
Prepaid expenses and other assets	77,182	50,773	68,109	40,583	65,453
Deferred costs, net	203,853	207,774	211,356	218,578	228,150
Acquired below-market ground leases, net	344,735	346,693	348,651	350,609	352,566
Right of use assets	29,104	29,154	29,205	29,256	29,307
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,150,695	$4,010,714	$4,550,395	$4,664,558	$3,931,834

Liabilities and Equity
Mortgage notes payable, net	$775,929	$603,178	$603,974	$604,763	$605,542
Senior unsecured notes, net	973,159	973,106	973,053	973,002	798,392
Unsecured term loan facility, net	387,561	387,309	387,059	386,568	264,640
Unsecured revolving credit facility, net	—	—	546,778	546,436	—
Accounts payable and accrued expenses	103,203	111,918	104,992	142,315	143,786
Acquired below-market leases, net	31,705	33,405	35,170	37,623	39,679
Ground lease liabilities	29,104	29,154	29,205	29,256	29,307
Deferred revenue and other liabilities	88,319	77,572	62,996	64,176	72,015
Tenants’ security deposits	30,408	51,257	51,130	30,543	30,560

Total liabilities	2,419,388	2,266,899	2,794,357	2,814,682	1,983,921
Total equity	1,731,307	1,743,815	1,756,038	1,849,876	1,947,913

Total liabilities and equity	$4,150,695	$4,010,714	$4,550,395	$4,664,558	$3,931,834

Fourth Quarter 2020
Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2020	September 30, 2020		June 30, 2020	March 31, 2020	December 31, 2019
Revenues
Rental revenue (1)	$137,050	$139,909		$137,999	$148,113	$151,701
Observatory revenue	5,008	4,419		86	19,544	37,730
Lease termination fees	7,841	331		1,033	211	1,240
Third party management and other fees	295	283		301	346	299
Other revenue and fees	1,205	1,633		1,611	2,010	3,963

Total revenues	151,399	146,575		141,030	170,224	194,933
Operating expenses
Property operating expenses	31,087	33,836		29,750	41,468	43,901
Ground rent expenses	2,332	2,331		2,332	2,331	2,332
General and administrative expenses	13,627	14,517		18,149	15,951	16,618
Observatory expenses	5,636	5,931		4,002	8,154	8,743
Real estate taxes	31,894	31,196		29,579	29,254	29,818
Impairment charges	—	2,103	(3)	4,101 (2)	—	—
Depreciation and amortization	47,397	44,733		52,783	46,093	46,409

Total operating expenses	131,973	134,647		140,696	143,251	147,821

Total operating income	19,426	11,928		334	26,973	47,112
Other income (expense)
Interest income	108	366		1,526	637	1,352
Interest expense	(23,001)	(23,360)		(23,928)	(19,618)	(18,534)
Loss on early extinguishment of debt	—	—		—	(86)	—
Initial public offering litigation expense	—	(1,165	)(4)	—	—	—

Income (loss) before income taxes	(3,467)	(12,231)		(22,068)	7,906	29,930
Income tax (expense) benefit	4,177	(38)		2,450	382	(1,210)

Net income (loss)	710	(12,269)		(19,618)	8,288	28,720
Perpetual preferred unit distributions	(1,050)	(1,050)		(1,047)	(1,050)	(1,041)
Net (income) loss attributable to non-controlling interests	130	5,115		7,872	(2,743)	(10,880)

Net income (loss) attributable to common stockholders	$(210)	$(8,204)		$(12,793)	$4,495	$16,799

Weighted average common shares outstanding
Basic	171,970	173,048		175,433	181,741	180,166

Diluted	278,471	280,940		283,384	292,645	296,852

Net income (loss) per share attributable to common stockholders
Basic and diluted	$—	$(0.05)		$(0.07)	$0.02	$0.09

Dividends per share	$—	$—		$0.105	$0.105	$0.105

Notes:

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
Rental Revenue	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Base rent	$121,486	$123,821	$122,374	$130,577	$130,234
Billed tenant expense reimbursement	15,564	16,088	15,625	17,536	21,467

Total rental revenue	$137,050	$139,909	$137,999	$148,113	$151,701

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

(2)

Reflects a non-cash write-off of prior capitalized expenditures on a combined heat and power generation project for the Empire State Building that has been rendered economically unfeasible due to New York City’s new Local Law 97.

(3)	Reflects a non-cash write-off of prior capitalized expenditures on a development project that is unlikely to continue.
(4)	Represents an accrued expense which reflects an estimated liability associated with the IPO-related litigation.

Fourth Quarter 2020
Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA
(unaudited and in thousands, except per share amounts)

	Three Months Ended
Reconciliation of Net Income to FFO, Modified FFO and Core FFO	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net Income (loss)	$710	$(12,269)	$(19,618)	$8,288	$28,720
Preferred unit distributions	(1,050)	(1,050)	(1,047)	(1,050)	(1,041)
Real estate depreciation and amortization	45,690	43,029	51,096	44,430	45,298
Impairment charges, net of reimbursement	—	1,259	4,101	—	—

FFO attributable to common stockholders and non-controlled interests	45,350	30,969	34,532	51,668	72,977
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	47,308	32,926	36,490	53,626	74,935
Loss on early extinguishment of debt	—	—	—	86	—
Severance expenses	—	805	3,008	—	—
IPO litigation expense	—	1,165	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$47,308	$34,896	$39,498	$53,712	$74,935

Total weighted average shares and Operating Partnership Units
Basic	278,427	280,940	283,384	292,645	296,852

Diluted	278,471	280,940	283,384	292,645	296,852

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.16	$0.11	$0.12	$0.18	$0.25

Diluted	$0.16	$0.11	$0.12	$0.18	$0.25

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.17	$0.12	$0.13	$0.18	$0.25

Diluted	$0.17	$0.12	$0.13	$0.18	$0.25

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.17	$0.12	$0.14	$0.18	$0.25

Diluted	$0.17	$0.12	$0.14	$0.18	$0.25

Reconciliation of Core FFO to Core FAD
Core FFO	$47,308	$34,896	$39,498	$53,712	$74,935
Add:
Amortization of deferred financing costs	1,150	1,041	1,049	894	873
Non-real estate depreciation and amortization	1,707	1,704	1,686	1,664	1,110
Amortization of non-cash compensation expense	5,321	5,504	8,778	5,892	5,465
Amortization of loss on interest rate derivative	1,529	1,529	938	447	385
Deduct:
Straight-line rental revenues	640	(395)	2,710	(8,193)	(6,276)
Above/below-market rent revenue amortization	(674)	(679)	(1,366)	(908)	(1,530)
Corporate capital expenditures	(425)	(332)	(141)	(426)	(678)
Tenant improvements - second generation	(6,466)	(12,961)	(5,243)	(8,151)	(12,581)
Building improvements - second generation	(2,531)	(5,494)	(8,075)	(3,846)	(6,556)
Leasing commissions - second generation	(6,292)	(730)	(2,048)	(3,347)	(13,244)

Core FAD	$41,267	$24,083	$37,786	$37,738	$41,903

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$710	$(12,269)	$(19,618)	$8,288	$28,720
Interest expense	23,001	23,360	23,928	19,618	18,534
Income tax expense (benefit)	(4,177)	38	(2,450)	(382)	1,210
Depreciation and amortization	47,397	44,733	52,783	46,093	46,409

EBITDA	66,931	55,862	54,643	73,617	94,873
Impairment charges, net of reimbursement	—	1,259	4,101	—	—

Adjusted EBITDA	$66,931	$57,121	$58,744	$73,617	$94,873

Fourth Quarter 2020
Debt Summary
(unaudited and dollars in thousands)

	December 31, 2020			September 30, 2020
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$786,884	3.81%	8.4	$607,882	4.10%	8.3
Senior unsecured notes	975,000	4.10%	9.2	975,000	4.10%	9.4
Unsecured term loan facilities (1)	265,000	3.40%	4.6	265,000	3.40%	4.8

Total fixed rate debt	2,026,884	3.91%	8.3	1,847,882	4.02%	8.4
Unsecured term loan facilities	125,000	1.64%	6.0	125,000	1.65%	6.3
Unsecured revolving credit facilities	—	—	0.7	—	0.00%	0.9

Total variable rate debt	125,000	1.64%	1.7	125,000	1.65%	1.9

Total debt	2,151,884	3.91%	8.2	1,972,882	4.00%	8.3

Deferred financing costs, net	(15,235)			(9,289)

Total	$2,136,649			$1,963,593

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under variable to fixed interest rate swap agreements.

Available Capacity	Facility	Outstanding at December 31, 2020	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		35.3%		Yes
Maximum Secured Debt	< 40%		12.8%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	2.8	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	5.8	x	Yes
Maximum Unsecured Leverage	< 60%		26.8%		Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $2.0 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2020
Debt Detail
(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.68%	$87,382	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.78%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.23%	37,477	1/5/2028	30 years
250 West 57th Street	2.83%	3.27%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.36%	32,025	6/1/2032	25 years
383 Main Avenue	4.44%	4.55%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	2/5/2033	Interest only

Total mortgage debt			786,884
Unsecured revolving credit facility	LIBOR plus 1.10%	—	—	8/29/2021	Interest only
Unsecured term loan facility	LIBOR plus 1.20%	3.84%	215,000	3/19/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.04%	175,000	12/31/2026	Interest only
Senior unsecured notes:
Series A	3.93%	3.96%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.91%	4.10%	2,151,884

Deferred financing costs, net			(15,235)

Total			$2,136,649

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

Fourth Quarter 2020
Debt Maturities and Ground Lease Commitments
(unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2021	$—	$4,090	$4,090	0.2%	n/a
2022	—	5,628	5,628	0.3%	n/a
2023	—	7,876	7,876	0.4%	n/a
2024	77,675	7,958	85,633	4.0%	3.59%
2025	315,000	5,826	320,826	14.9%	3.57%
2026	225,000	6,080	231,080	10.7%	3.83%
2027	319,000	5,008	324,008	15.1%	4.21%
2028	146,092	1,877	147,969	6.9%	4.06%
2029	—	1,959	1,959	0.1%	n/a
2030	465,000	2,045	467,045	21.7%	3.68%
Thereafter	552,655	3,115	555,770	25.8%	4.13%

Total debt	$2,100,422	$51,462	2,151,884	100.0%	3.91%

Deferred financing costs, net			(15,235)

Total			$2,136,649

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity and Amortization Profile

Ground Lease Commitments (1)
Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2021	$108	$675	$735	$1,518
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
Thereafter	1,821	25,650	37,791	65,262

	$2,361	$29,025	$41,466	$72,852

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years.

Fourth Quarter 2020
Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.